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                                                                   EXHIBIT 10.61


                                ESCROW AGREEMENT

     This ESCROW AGREEMENT (this "AGREEMENT") made as of May 31, 2005, by and among BIO-KEY INTERNATIONAL, INC., (the "ISSUER"), JESUP & LAMONT SECURITIES CORP. (the "PLACEMENT AGENT"), whose addresses and other information appear below, and Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York 10022 (the "ESCROW AGENT").

                                   WITNESSETH:

     WHEREAS, the Issuer proposes to sell $2.5-5 million (the "OFFERING AMOUNT") of the Issuer's subordinated convertible debentures and warrants to purchase common stock of the Issuer (the "SECURITIES") to investors (the subscribers of the Securities pursuant to this offering are hereinafter referred to as "INVESTORS"), in a private offering to accredited investors (the "OFFERING");

     WHEREAS, the Issuer and the Placement Agent propose to establish an escrow account (the "ESCROW ACCOUNT"), to which subscription monies which are received by the Escrow Agent from the Placement Agent in connection with the Offering are to be credited, and the Escrow Agent is willing to establish the Escrow Account on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     2.   ESTABLISHMENT OF THE BANK ACCOUNT.

          2.1 The Escrow Agent shall use its IOLA account which is a non-interest-bearing escrow account at the branch of a bank selected by the Escrow Agent, (heretofore defined as the "BANK ACCOUNT"). The purpose of the Bank Account is for (a) the deposit of all subscription monies (checks or wire transfers) which are received by the Placement Agent from prospective purchasers of the Securities and are delivered by the Placement Agent to the Escrow Agent,
(b) the holding of amounts of subscription monies which are collected through the banking system and (c) the disbursement of collected funds, all as described herein.

     3.   DEPOSITS TO THE BANK ACCOUNT.

          3.1 The Placement Agent shall promptly deliver to the Escrow Agent all monies which it receives from prospective purchasers of the Securities, which monies shall be in the form of wire transfers or checks, such monies, they shall be credited to the Escrow Account. All checks delivered to the Escrow Agent shall be made payable to "Thelen Reid & Priest LLP as Escrow Account." Any check payable other than to the Escrow Agent as required hereby shall be returned to the prospective purchaser, or if the Escrow Agent has insufficient information to do so, then to the Placement Agent (together with any Subscription Information, as defined below or other documents delivered therewith) by noon of the next business day

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following receipt of such check by the Escrow Agent, and such check shall be deemed not to have been delivered to the Escrow Agent pursuant to the terms of this Agreement.

          3.2  Promptly after receiving subscription monies as described in
Section 3.1, the Escrow Agent shall deposit the same into the Bank Account. Amounts of monies so deposited are hereinafter referred to as "ESCROW AMOUNTS". Simultaneously with each deposit to the Escrow Account, the Placement Agent (or the Issuer, if such deposit is made by the Issuer) shall inform the Escrow Agent in writing of the name, address, and the tax identification number of the purchaser, the aggregate dollar amount of such subscription (collectively, the "SUBSCRIPTION INFORMATION").

          3.3 The Escrow Agent shall not be required to accept for credit to the Escrow Account or for deposit into the Bank Account checks which are not accompanied by the appropriate Subscription Information, which at minimum shall include the name address and tax identification number. Wire transfers representing payments by prospective purchasers shall not be deemed deposited in the Escrow Account until the Escrow Agent has received in writing the Subscription Information required with respect to such payments.

          3.4 The Escrow Agent shall not be required to accept in the Escrow Account any amounts representing payments by prospective purchasers, whether by check or wire, except during the Escrow Agent's regular business hours.

          3.5 Only those Escrow Amounts, which have been deposited in the Bank Account and which have cleared the banking system and have been collected by the Escrow Agent, are herein referred to as the "FUND."

          3.6 If the Offering is terminated before the Termination Date, as defined below, the Escrow Agent shall refund any portion of the Fund prior to disbursement of the Fund in accordance with Article 4 hereof upon instructions in writing signed by both the Issuer and the Placement Agent. The parties hereto acknowledge and agree that the Offering will not be effected until a binding securities purchase agreement with respect to such Offering is duly executed and delivered by the Issuer.

     4.   DISBURSEMENT FROM THE BANK ACCOUNT.

          4.1 Upon written instructions from the Issuer and the Placement Agent the Escrow Agent shall release the Funds as directed in such instructions as long as such instructions are received prior to the close of regular banking hours on the Termination Date. After the Termination Date, unless extended by a writing agreed to by all parties, the Escrow Agent shall promptly refund to each prospective purchaser the amount of payment received from such purchaser which is then held in the Fund or which thereafter clears the banking system, without interest thereon or deduction there from, by drawing checks on the Bank Account for the amounts of such payments and transmitting them to the purchasers. In such event, the Escrow Agent shall promptly notify the Issuer and the Placement Agent of its distribution of the Fund.

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          4.2 Upon disbursement of the Fund pursuant to the terms of this
Article 4, the Escrow Agent shall be relieved of further obligations and released from all liability under this Agreement. It is expressly agreed and understood that in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of the Fund.

     5. RIGHTS, DUTIES AND RESPONSIBILITIES OF ESCROW AGENT. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature, and that:

          5.1 The Escrow Agent shall notify the Placement Agent, on a daily basis, of the Escrow Amounts which have been deposited in the Bank Account and of the amounts, constituting the Fund, which have cleared the banking system and have been collected by the Escrow Agent.

          5.2 The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of the selling agreement or any other agreement between the Placement Agent and the Issuer nor shall the Escrow Agent be responsible for the performance by the Placement Agent or the Issuer of their respective obligations under this Agreement.

          5.3 The Escrow Agent shall not be required to accept from the Placement Agent (or the Issuer) any Subscription Information pertaining to prospective purchasers unless such Subscription Information is accompanied by checks or wire transfers meeting the requirements of Section 3.1, nor shall the Escrow Agent be required to keep records of any information with respect to payments deposited by the Placement Agent (or the Issuer) except as to the amount of such payments; however, the Escrow Agent shall notify the Placement Agent within a reasonable time of any discrepancy between the amount set forth in any Subscription Information and the amount delivered to the Escrow Agent therewith. Such amount need not be accepted for deposit in the Escrow Account until such discrepancy has been resolved.

          5.4 The Escrow Agent shall be under no duty or responsibility to enforce collection of any check delivered to it hereunder. The Escrow Agent, within a reasonable time, shall return to the Placement Agent any check received which is dishonored, together with the Subscription Information, if any, which accompanied such check.

          5.5 The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature, instrument or other document which is given to the Escrow Agent pursuant to this Agreement without the necessity of the Escrow Agent verifying the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document.

          5.6 If the Escrow Agent is uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Bank Account, the Escrow Amounts or the Fund which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, it shall be entitled to hold the Escrow Amounts, the Fund, or a portion thereof, in the Bank Account pending the resolution of such uncertainty to the Escrow

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Agent's sole satisfaction, by final judgment of a court or courts of competent jurisdiction or otherwise.

          5.7 The Escrow Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of willful misconduct or gross negligence. The Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

          5.8 The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrow Amounts, the Fund or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Fund or any part thereof.

     6. AMENDMENT; RESIGNATION OR REMOVAL OF ESCROW AGENT. This Agreement may be altered or amended only with the written consent of the Issuer, the Placement Agent and the Escrow Agent. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving written notice of such resignation to the Issuer and the Placement Agent specifying a date when such resignation shall take effect and upon delivery of the Fund to the successor escrow agent designated by the Issuer or the Placement Agent in writing. Such successor Escrow Agent shall become the Escrow Agent hereunder upon the resignation date specified in such notice. If the Company fails to designate a successor Escrow Agent within thirty (30) days after such notice, then the resigning Escrow Agent shall promptly refund the amount in the Fund to each prospective purchaser, without interest thereon or deduction. The Escrow Agent shall continue to serve until its successor accepts the escrow and receives the Fund. The Company shall have the right at any time to remove the Escrow Agent and substitute a new escrow agent by giving notice thereof to the Escrow Agent then acting. Upon its resignation and delivery of the Fund as set forth in this Section 6, the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with the escrow contemplated by this Agreement. Without limiting the provisions of Section 8 hereof, the resigning Escrow Agent shall be entitled to be reimbursed by the Issuer and the Placement Agent for any expenses incurred in connection with its resignation, transfer of the Fund to a successor escrow agent or distribution of the Fund pursuant to this Section 6.

     7. REPRESENTATIONS AND WARRANTIES. The Issuer and the Placement Agent hereby severally represent and warrant to the Escrow Agent that:

          7.1 No party other than the parties hereto and the prospective purchasers have, or shall have, any lien, claim or security interest in the Escrow Amounts or the Fund or any part thereof.

          7.2 No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Amounts or the Fund or any part thereof.

          7.3 The Subscription Information submitted with each deposit shall, at the time of submission and at the time of the disbursement of the Fund, be deemed a representation

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and warranty that such deposit represents a bona fide payment by the purchaser described therein for the amount of Securities set forth in such Subscription Information.

          7.4 Reasonable controls have been established and required due diligence performed to comply with "Know Your Customer" regulations, USA Patriot Act, Office of Foreign Asset Control (OFAC) regulations and the Bank Secrecy Act.

     8. FEES AND EXPENSES. The Escrow Agent shall be entitled to the Escrow Agent Fees set forth below, payable upon the release of the Funds. In addition, the Issuer and the Placement Agent jointly and severally agree to reimburse the Escrow Agent for any reasonable expenses incurred in connection with this Agreement, including, but not limited to, reasonable counsel fees. The Escrow Agent Fees for the first closing shall be $1,000. All subsequent closings shall be $500.

     9.   INDEMNIFICATION AND CONTRIBUTION.

          9.1 The Issuer and the Placement Agent (collectively referred to as the "INDEMNITORS") jointly and severally agree to indemnify the Escrow Agent and its partners, employees and agents (collectively referred to as the "INDEMNITEES") against, and hold them harmless of and from, as and when incurred, any and all loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Indemnitees.

          9.2 If the indemnification provided for in Section 9.1 is applicable, but for any reason is held to be unavailable, the Indemnitors shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees, actually incurred by the Indemnitees as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitors.

          9.3 The provisions of this Article 9 shall survive any termination of this Agreement, whether by disbursement of the Fund, resignation of the Escrow Agent or otherwise, for a period of 3 years from the release of the Fund.

     10. TERMINATION OF AGREEMENT. This Agreement shall terminate on the final disposition of the Fund pursuant to Section 4, provided that the rights of the Escrow Agent and the obligations of the other parties hereto under Section 9 shall survive the termination hereof and the resignation or removal of the Escrow Agent for a period of 3 years thereafter. The Termination Date shall be July 1, 2005.

     11. GOVERNING LAW AND ASSIGNMENT. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the

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conflicts of laws principles thereof, and shall be binding, upon the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Escrow Amounts or the Fund shall be void as against the Escrow Agent unless (a) written notice thereof shall be given to the Escrow Agent; and
(b) the Escrow Agent shall have consented in writing to such assignment or transfer.

     12. NOTICES. All notices required to be given in connection with this Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by the Express Mail service offered by the United States Postal Service, and addressed, if to the Issuer or the Placement Agent, at their respective addresses set forth below, and if to the Escrow Agent, at its address set forth above.

     13. SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

     14. EXECUTION IN SEVERAL COUNTERPARTS. This Agreement may be executed in several counterparts or by separate instruments and by facsimile transmission, and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

     15. NO CONFLICT. The Issuer acknowledges that the Escrow Agreement is acting as counsel for the Placement Agent and that it agrees that such fact shall not preclude Escrow Agreement from acting as counsel for Placement Agent in any matters.

     16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection therewith.

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          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                                   THELEN REID & PRIEST LLP,
                                   AS ESCROW AGENT


                                   By: /s/ Robert S. Matlin
                                       -------------------------------
                                       Name: Robert S. Matlin
                                       Title: Partner


                                   ISSUER: BIO-KEY INTERNATIONAL, INC.


                                   By: /s/ Thomas J. Colatosti
                                       -------------------------------
                                       Name: Thomas J. Colatosti
                                       Title: Chairman of the Board
                                       Address: 1285 Corporate Center Drive
                                                Suite 175
                                                Eagan, MN 55121


                                   PLACEMENT AGENT: JESUP & LAMONT SECURITIES
                                                     CORP.


                                   By: /s/ Douglass Bermingham
                                       -------------------------------
                                       Name: Douglass Bermingham
                                       Title: Managing Director
                                       Address: 650 Fifth Avenue
                                                New York, NY 10019